UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On November 10, 2020, the Federal Home Loan Bank of New York (“FHLBNY”) announced that:

1.
Mr. Thomas J. Kemly, President, CEO and Director, Columbia Bank, Fair Lawn, NJ was elected by the FHLBNY’s eligible New Jersey members on November 4, 2020 to serve as a Member Director on the FHLBNY’s Board of Directors representing FHLBNY members in New Jersey for a term of four years commencing on January 1, 2021;

2.
Mr. Kenneth J. Mahon, CEO and Director, Dime Community Bank, Brooklyn, NY, and Mr. Stephen S. Romaine, Chairman, Tompkins Trust Company, Ithaca, NY were re-elected by the FHLBNY’s eligible New York members on November 4, 2020 to serve as Member Directors on the FHLBNY’s Board of Directors representing FHLBNY members in New York for terms of four years each commencing on January 1, 2021; and

3.
Eligible members throughout the FHLBNY’s membership district (New Jersey, New York, Puerto Rico & the U.S. Virgin Islands) on November 4, 2020 re-elected Mr. Charles E. Kilbourne, III, Managing Director, Financial Services Volunteer Corps, New York, NY and elected Rear Admiral Ms. Danelle M. Barrett, USN (Ret.), to serve as, respectively, a Public Interest Independent Director and an Independent Director on the Board commencing on January 1, 2021 for terms of four years each (Ms. Barrett, Mr. Kemly, Mr. Kilbourne, Mr. Mahon and Mr. Romaine collectively, the "Elected Directors").

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election of the Elected Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency ("FHFA"), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the Elected Directors has been named to serve on any committee of the Board for 2021; further, whether the Elected Directors are expected to be named to serve on any committee of the Board for 2021 has not yet been determined. (Messrs, Kilbourne, Mahon and Romaine currently serve on the Board; their terms expire on December 31, 2020. Mr. Kilbourne currently serves on the Board’s Corporate Governance & External Affairs, Housing, and Technology Committees; Mr. Mahon currently serves on the Board’s Corporate Governance & External Affairs, Strategic Planning, and Technology Committees; and Mr. Romaine currently serves on the Board’s Compensation & Human Resources, Housing, and Risk Committees.)

Compensation of the Elected Directors (and of all other Directors) will be in accordance with the FHLBNY’s 2021 Director Compensation Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the open Member Directorship representing New Jersey members, 95 FHLBNY members in New Jersey were eligible to vote. Of this number, 44 members voted, representing 46.32% of total eligible voting participants. The total number of eligible votes that could be cast for the open New Jersey Member Directorship was 2,832,233. Mr. Kemly received 1,445,423 votes.

In addition, Mr. Thomas Considine, Director, Lincoln 1st Bank, Pine Brook, NJ, Mr. Douglas R. Simpson, Senior Vice President and CFO, Horizon Healthcare Services, Inc., Newark, NJ, and Mr. Ernest D. Huggard, President and CEO, South Jersey Federal Credit Union, Deptford, NJ, were on the ballot; they received 173,835, 41,488, and 38,897 votes, respectively.

With regard to the election held to fill the two open Member Directorships representing New York members, 224 FHLBNY members in New York were eligible to vote. Of this number, 70 members voted, representing 31.25% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open New York State Member Directorships was 9,737,552. Mr. Romaine received 3,794,702 votes and Mr. Mahon received 3,273,017 votes.

In addition, Mr. John M. Tolomer, President and CEO of The Westchester Bank, White Plains, NY, was on the ballot; he received 1,327,835 votes.

With regard to the election held to fill the two open Independent Director seats, 327 FHLBNY members were eligible to vote. Of this number, 108 members voted, representing 33.03% of total eligible voting participants. The total number of eligible votes that could be cast for each of the open Independent Directorships was 12,879,566. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

*
Mr. Kilbourne received 5,496,967 votes, representing 42.68% of the total number of eligible votes.

*
 Ms. Barrett received 5,475,829 votes, representing 42.52% of the total number of eligible votes.

Item 8.01 Other Events.

On November 10, 2020, the FHLBNY issued a 2020 Director Election Report to FHLBNY security holders announcing New Jersey Member Director, New York Member Director and districtwide Independent Director election results. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	2020 Director Election Report to FHLBNY security holders announcing New Jersey and New York Member Director and districtwide Independent Director election results, dated November 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: November 10, 2020	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer